UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 30, 2010
JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1411 Broadway
New York, New York 10018

(Address of principal executive offices)
(212) 642-3860

(Registrant’s telephone number, including area code)
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 – Financial Statements and Exhibits.
Explanatory Note
Jones Apparel Group, Inc. (“Jones”) is filing this report for the sole purpose of re-filing certain material agreements previously filed with the United States Securities and Exchange Commission (the “SEC”).
On July 14, 2010, Jones received a letter from the SEC requesting that Jones re-file seven material agreements to include any schedules, exhibits, annexes and/or appendices thereto that were omitted from the agreements as originally filed. All such agreements are re-filed with this report in their entirety with all schedules, exhibits, annexes and/or appendices to such agreements.

Exhibit No.	Description
10.1	Credit Agreement, dated as of May 13, 2009, among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., Jones Retail Corporation, Nine West Footwear Corporation, Energie Knitwear, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., L.E.I. Group, Inc., Nine West Development Corporation and Victoria + Co Ltd., as U.S. Borrowers, Jones Apparel Group Canada, LP, as Canadian Borrower, the other Loan Parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, JPMorgan Chase Bank, N.A. and General Electric Capital Corporation, as joint collateral agents, Citibank, N.A., as syndication agent, and Bank of America, N.A., Wachovia Bank, National Association and SunTrust Bank, as documentation agents (originally filed on Form 8-K on May 15, 2009).

10.2	Amendment No. 3 dated as of January 5, 2009 to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on December 26, 2008).

10.3	Security Agreement dated as of January 5, 2009 by and among Jones Apparel Group USA, Inc., the other Grantors referred to therein and Wachovia Bank, National Association, as Administrative Agent (originally filed on Form 8-K on December 26, 2008).

10.4	Amendment No. 3 dated as of June 6, 2008 to the Amended and Restated Five-Year Credit Agreement dated as of June 15, 2004 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on June 11, 2008).

10.5	Amendment No. 2 dated as of June 6, 2008 to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on June 11, 2008).

10.6	Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein, J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc., as Co-Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, JPMorgan Chase Bank and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and Suntrust Bank, as Documentation Agents (originally filed on Form 8-K on May 17, 2005).

10.7	Amended and Restated Five-Year Credit Agreement dated as of June 15, 2004, by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and Suntrust Bank as Documentation Agents (originally filed on Form 10-Q on August 2, 2004).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant)
	By:	/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President, General Counsel and Secretary
Date: July 30, 2010

Exhibit Index

Exhibit No.	Description
10.1	Credit Agreement, dated as of May 13, 2009, among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., Jones Retail Corporation, Nine West Footwear Corporation, Energie Knitwear, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., L.E.I. Group, Inc., Nine West Development Corporation and Victoria + Co Ltd., as U.S. Borrowers, Jones Apparel Group Canada, LP, as Canadian Borrower, the other Loan Parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent, JPMorgan Chase Bank, N.A. and General Electric Capital Corporation, as joint collateral agents, Citibank, N.A., as syndication agent, and Bank of America, N.A., Wachovia Bank, National Association and SunTrust Bank, as documentation agents (originally filed on Form 8-K on May 15, 2009).

10.2	Amendment No. 3 dated as of January 5, 2009 to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on December 26, 2008).

10.3	Security Agreement dated as of January 5, 2009 by and among Jones Apparel Group USA, Inc., the other Grantors referred to therein and Wachovia Bank, National Association, as Administrative Agent (originally filed on Form 8-K on December 26, 2008).

10.4	Amendment No. 3 dated as of June 6, 2008 to the Amended and Restated Five-Year Credit Agreement dated as of June 15, 2004 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on June 11, 2008).

10.5	Amendment No. 2 dated as of June 6, 2008 to the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005 by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders (originally filed on Form 8-K on June 11, 2008).

10.6	Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein, J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc., as Co-Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, JPMorgan Chase Bank and Citibank, N.A., as Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and

Suntrust Bank, as Documentation Agents (originally filed on Form 8-K on May 17, 2005).

10.7	Amended and Restated Five-Year Credit Agreement dated as of June 15, 2004, by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders referred to therein, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and Suntrust Bank as Documentation Agents (originally filed on Form 10-Q on August 2, 2004).